Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

1.    Summary of Significant Accounting Policies

Nature of Business

DDR Corp. and its related real estate joint ventures and subsidiaries (collectively, the “Company” or “DDR”) are primarily engaged in the business of acquiring, expanding, owning, developing, redeveloping, leasing, managing and operating shopping centers. Unless otherwise provided, references herein to the Company or DDR include DDR Corp., its wholly-owned and majority-owned subsidiaries and its consolidated and unconsolidated joint ventures. The tenant base primarily includes national and regional retail chains and local retailers. Consequently, the Company’s credit risk is concentrated in the retail industry.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Reclassifications

Certain reclassifications have been made to the 2010 financial statements to conform to the 2011 presentation.

Principles of Consolidation

The Company follows the provisions of Accounting Standards Codification No. 810, Consolidation (“ASC 810”). This standard requires a company to perform an analysis to determine whether its variable interests give it a controlling financial interest in a Variable Interest Entity (“VIE”). This analysis identifies the primary beneficiary of a VIE as the entity that has (a) the power to direct the activities of the VIE that most significantly affect the VIE’s economic performance and (b) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In determining whether it has the power to direct the activities of the VIE that most significantly affect the VIE’s performance, this standard requires a company to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed.

At December 31, 2011 and 2010, the Company’s investments in consolidated real estate joint ventures in which the Company is deemed to be the primary beneficiary have total real estate assets of $289.5 million and $374.2 million, respectively, mortgages of $23.5 million and $42.9 million, respectively, and other liabilities of $28.7 million and $13.7 million, respectively.

The Company deconsolidates its interest in consolidated joint venture entities or assets, which the Company considers in-substance real estate, when it no longer possesses a controlling financial interest in the entity. In 2011 and 2010, the Company had consolidated joint ventures that transferred their interest in the real estate to the control of a court-appointed receiver. As a result, the Company no longer had a controlling financial interest in the entity. Consequently, the entities were deconsolidated as the Company was no longer in control (see New Accounting Pronouncements to be Implemented below.) Following the appointment of the receiver, the Company no longer had any effective economic rights or obligations in these entities. Subsequent to the deconsolidation of these joint ventures, the Company accounts for its retained interest in these joint venture investments, which approximates zero at December 31, 2011, under the cost method of accounting because the Company does not have the ability to exercise significant influence. Upon deconsolidation, the Company recorded approximately $4.7 million and $5.6 million for the years ended December 31, 2011 and 2010, respectively, as Gain on Deconsolidation of Interests because the carrying value of the non-recourse debt exceeded the carrying value of the collateralized assets of the joint ventures. The revenues and expenses associated with the entities for all of the periods presented, including the Gain on Deconsolidation of Interests, are classified within discontinued operations in the consolidated statements of operations (Note 12).

The Company had a 50% interest in one real estate project (the “Deconsolidated Land Entity”), which consisted primarily of land under development. As a result of the initial application of ASC 810, at December 31, 2009, the Company recorded its retained interest in the Deconsolidated Land Entity at its carrying amount. The difference between the net amount removed from the balance sheet of the Deconsolidated Land Entity and the amount reflected in Investments in and Advances to Joint Ventures of approximately $7.8 million was recognized as a cumulative effect adjustment to accumulated distributions in excess of net income. This difference was primarily due to the recognition of an other than temporary impairment charge that would have been recorded had ASC 810 been effective in 2008. In 2011, the Company sold its interest in the Deconsolidated Land Entity.

Statement of Cash Flows and Supplemental Disclosure of Non-Cash Investing and Financing Information

Non-cash investing and financing activities are summarized as follows (in millions):

	For the Year Ended December 31,
	2011	2010	2009
Mortgages and liabilities assumed from acquisitions	$137.8	$—	$—
Consolidation of the net assets (excluding mortgages as disclosed below) of previously unconsolidated joint ventures	87.8	—	136.6
Mortgages assumed of previously unconsolidated joint ventures	50.1	—	82.8
Deconsolidation of net assets from the adoption of ASC 810	—	20.2	—
Reduction of non-controlling interests from the adoption of ASC 810	—	12.4	—
Deconsolidation of net assets	5.0	15.2	—
Reduction of non-controlling interests due to deconsolidation of Mervyns Joint Venture	—	3.9	—
Foreclosure of note receivable and transfer of collateral	—	19.0	—
Equity derivative liability — affiliate	74.3	—
Dividends declared, not paid	29.1	12.1	11.0
Dividends paid in common shares	—	—	50.8
Redemption of interest in a joint venture	—	—	(27.9)

The transactions above did not provide or use cash in the years presented and, accordingly, are not reflected in the consolidated statements of cash flows.

Real Estate

Real estate assets, which includes construction in progress and land held for development, are stated at cost less accumulated depreciation.

Depreciation and amortization is recorded on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	Useful lives, 31.5 years
Building improvements	Useful lives, ranging from 5 to 20 years
Fixtures and tenant improvements	Useful lives, which approximate lease terms, where applicable

The Company periodically assesses the useful lives of its depreciable real estate assets and accounts for any revisions, which are not material for the periods presented, prospectively. Expenditures for maintenance and repairs are charged to operations as incurred. Significant expenditures that improve or extend the life of the asset are capitalized.

Land held for development and construction in progress includes land held for future development, shopping center developments and expansions. The Company capitalized certain direct and incremental internal construction and software development and implementation costs of $9.1 million, $9.7 million and $11.7 million in 2011, 2010 and 2009, respectively.

Purchase Price Accounting

Upon acquisition of properties, the Company estimates the fair value of acquired tangible assets, consisting of land, building and improvements and intangible assets generally consisting of: (i) above- and below-market leases, (ii) in-place leases and (iii) tenant relationships. The Company allocates the purchase price to assets acquired and liabilities assumed on a gross basis based on their relative fair values at the date of acquisition. In estimating the fair value of the tangible and intangible assets acquired, the Company considers information obtained about each property as a result of its due diligence, marketing and leasing activities and uses various valuation methods, such as estimated cash flow projections using appropriate discount and capitalization rates, analysis of recent comparable sales transactions, estimates of replacement costs net of depreciation and other available market information. Above- and below-market lease values are recorded based on the present value (using a discount rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to each in-place lease and (ii) management’s estimate of fair market lease rates for each corresponding in-place lease, measured over a period equal to the remaining term of the lease for above-market leases and the initial term plus the estimated term of any below-market fixed-rate renewal options for below-market leases. The capitalized above-market lease values are amortized as a reduction of base rental revenue over the remaining term of the respective leases, and the capitalized below-market lease values are amortized as an increase to base rental revenue over the remaining initial terms plus the estimated terms of any below-market fixed-rate renewal options of the respective leases. The purchase price is further allocated to in-place lease values and tenant relationship values based on management’s evaluation of the specific characteristics of the acquired lease portfolio and the Company’s overall relationship with anchor tenants. Such amounts are amortized to depreciation and amortization expense over the weighted average remaining initial term (and expected renewal periods for tenant relationships). The fair value of the tangible assets of an acquired property considers the value of the property as if it were vacant.

Intangible assets associated with property acquisitions are included in other assets and other liabilities, as appropriate, in the Company’s consolidated balance sheets. In the event a tenant terminates its lease prior to the contractual expiration, the unamortized portion of the related intangible asset or liability is written off. At December 31, 2011 and 2010, below-market leases aggregated a net liability of $37.0 million and $22.8 million, respectively. At December 31, 2011 and 2010, above-market leases aggregated a net asset of $7.8 million and $6.4 million, respectively. The estimated future amortization income, net, associated with the Company’s above- and below-market leases, is $2.4 million, $2.7 million, $2.8 million, $2.8 million and $2.9 million for the years ending December 31, 2012, 2013, 2014, 2015 and 2016, respectively.

Real Estate Impairment Assessment

The Company reviews its individual real estate assets, including land held for development and construction in progress, for potential impairment indicators whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Impairment indicators include, but are not limited to, significant decreases in real estate property projected net operating income and occupancy percentages, projected losses on potential future sales, significant changes in projected completion dates, development costs, market factors and sustainability of development projects. An asset is considered impaired when the undiscounted future cash flows are not sufficient to recover the asset’s carrying value. The determination of anticipated undiscounted cash flows is inherently subjective and requires significant estimates made by management and considers the most likely expected course of action at the balance sheet date based on current plans, intended holding periods and available market information. If the Company’s estimates of the projected future cash flows, anticipated holding periods or market conditions change, its evaluation of impairment losses may be different, and such differences could be material to the consolidated financial statements. Plans to hold properties over longer periods decrease the likelihood of recording impairment losses. If the Company is evaluating the potential sale of an asset or land held for development, the undiscounted future cash flows analysis is probability weighted based upon management’s best estimate of the likelihood of the alternative courses of action as of the balance sheet date. If such impairment is present, an impairment loss is recognized based on the excess of the carrying amount of the asset over its fair value. The Company recorded aggregate impairment charges, including those classified within discontinued operations, of approximately $125.8 million, $171.9 million and $154.7 million (Note 11) relating to consolidated real estate investments during the years ended December 31, 2011, 2010 and 2009, respectively.

Real Estate Held for Sale

The Company generally considers assets to be held for sale when management believes that a sale is probable within a year. This generally occurs when a sales contract is executed with no contingencies and the prospective buyer has significant funds at risk to ensure performance. Assets that are classified as held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Disposition of Real Estate and Real Estate Investments

Sales of real estate include the sale of land, operating properties, investments in real estate joint ventures and partial sales to real estate joint ventures. Gains from dispositions are recognized using the full accrual or partial sale methods, provided that various criteria relating to the terms of sale and any subsequent involvement by the Company with the asset sold are met. If the criteria for sale recognition or gain recognition are not met because of a form of continuing involvement, the accounting for such transactions is dependent on the nature of the continuing involvement. In certain cases, a sale might not be recognized, and in others all or a portion of the gain might be deferred.

Pursuant to the definition of a component of an entity and, assuming no significant continuing involvement, the operations of the sold asset or asset classified as held for sale are considered discontinued operations. Interest expense, which is specifically identifiable to the property, is included in the computation of interest expense attributable to discontinued operations. Consolidated interest expense at the corporate level is allocated to discontinued operations based on the proportion of net assets disposed.

Interest and Real Estate Taxes

Interest and real estate taxes incurred relating to the construction, expansion or redevelopment of shopping centers are capitalized and depreciated over the estimated useful life of the building. This includes interest incurred on funds invested in or advanced to unconsolidated joint ventures with qualifying development activities. The Company will cease the capitalization of these expenses when construction activities are substantially completed and the property is available for occupancy by tenants. If the Company suspends substantially all activities related to development of a qualifying asset, the Company will cease capitalization of interest, insurance and taxes until activities are resumed.

Interest paid during the years ended December 31, 2011, 2010 and 2009 aggregated $218.6 million, $221.5 million and $249.3 million, respectively, of which $12.7 million, $12.2 million and $21.8 million, respectively, was capitalized.

Investments in and Advances to Joint Ventures

To the extent that the Company’s cost basis is different from the basis reflected at the unconsolidated joint venture level, the basis difference is amortized over the life of the related assets and included in the Company’s share of equity in net income (loss) of the joint venture. On a periodic basis, management assesses whether there are any indicators that the value of the Company’s investments in unconsolidated joint ventures may be impaired. An investment’s value is impaired only if management’s estimate of the fair value of the investment is less than the carrying value of the investment and such difference is deemed to be other than temporary. The Company recorded aggregate impairment charges of approximately $2.9 million, $0.2 million and $184.6 million (Note 11) related to its investments in unconsolidated joint ventures during the years ended December 31, 2011, 2010 and 2009, respectively. These impairment charges could create a basis difference between the Company’s share of accumulated equity as compared to the investment balance of the respective unconsolidated joint venture. The Company allocates the aggregate impairment charge to each of the respective properties owned by the joint venture on a relative fair value basis and, where appropriate, amortizes this basis differential as an adjustment to the equity in net income (loss) recorded by the Company over the estimated remaining useful lives of the underlying assets.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains cash deposits with major financial institutions, which from time to time may exceed federally insured limits. The Company periodically assesses the financial condition of these institutions and believes that the risk of loss is minimal. Cash flows associated with items intended as hedges of identifiable transactions or events are classified in the same category as the cash flows from the items being hedged.

Restricted Cash

Restricted cash represents legally restricted amounts with financial institutions primarily for a bond sinking fund, debt services payments, real estate taxes, capital improvements and operating reserves as required pursuant to the respective loan agreement.

Accounts Receivable

The Company makes estimates of the amounts that will not be collected of its accounts receivable related to base rents, straight-line rents receivable, expense reimbursements and other revenues. The Company analyzes accounts receivable and historical bad debt levels, tenant credit worthiness and current economic trends when evaluating the adequacy of the allowance for doubtful accounts. In addition, tenants in bankruptcy are analyzed and estimates are made in connection with the expected recovery of pre-petition and post-petition claims.

Accounts receivable, other than straight-line rents receivable, are expected to be collected within one year and are net of estimated unrecoverable amounts of approximately $19.3 million and $22.6 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, straight-line rents receivable, net of a provision for uncollectible amounts of $3.2 million and $3.4 million, respectively, aggregated $55.7 million and $56.2 million, respectively.

Notes Receivable

Notes receivable include certain loans that are held for investment and are generally collateralized by real estate-related investments and may be subordinate to other senior loans. Loan receivables are recorded at stated principal amounts or at initial investment plus accretable yield for loans purchased at a discount. The related discounts on mortgages and other loans purchased are accreted over the life of the related loan receivable. The Company defers loan origination and commitment fees, net of origination costs, and amortizes them over the term of the related loan. The Company considers notes receivable to be past-due or delinquent when a contractually required principal or interest payment is not remitted in accordance with the provisions of the underlying agreement. The Company evaluates the collectability of both interest and principal on each loan based on an assessment of the underlying collateral to determine whether it is impaired, and not by the use of internal risk ratings. A loan is considered to be impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the existing contractual terms, and the amount of loss can be reasonably estimated. When a loan is considered to be impaired, the amount of loss is calculated by comparing the recorded investment to the value of the underlying collateral. As the underlying collateral for a majority of the notes receivable is real-estate related investments, the same valuation techniques are used to value the collateral as those used to determine the fair value of real estate investments for impairment purposes. Given the small number of loans, the Company does not provide for an additional allowance for loan losses based on the grouping of loans, as the Company believes the characteristics of its loans are not sufficiently similar to allow an evaluation of these loans as a group for a possible loan loss allowance. As such, all of the Company’s loans are evaluated individually for this purpose. Interest income on performing loans is accrued as earned. A loan is placed on non-accrual status when, based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the existing contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. Recognition of interest income on non-performing loans on an accrual basis is resumed when it is probable that the Company will be able to collect amounts due according to the contractual terms.

Deferred Charges

Costs incurred in obtaining indebtedness are included in deferred charges in the accompanying consolidated balance sheets and are amortized over the terms of the related debt agreements. Such amortization is reflected as interest expense in the consolidated statements of operations.

Deferred Tax Assets

The Company accounts for income taxes related to its taxable REIT subsidiary (“TRS”) under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the income statement in the period that includes the enactment date.

The Company records net deferred tax assets to the extent it believes it is more likely than not that these assets will be realized. In making such determination, the Company considers all available positive and negative evidence, including forecasts of future taxable income, the reversal of other existing temporary differences, available net operating loss carryforwards, tax planning strategies and recent results of operations. Several of these considerations require assumptions and significant judgment about the forecasts of future taxable income and are consistent with the plans and estimates that the Company is utilizing to manage its business. Based on this assessment, management must evaluate the need for, and amount of, valuation allowances against the Company’s deferred tax assets. To the extent facts and circumstances change in the future, adjustments to the valuation allowances may be required. In the event the Company were to determine that it would be able to realize the deferred income tax assets in the future in excess of their net recorded amount, the Company would adjust the valuation allowance, which would reduce the provision for income taxes. Accordingly, the Company would record a valuation allowance to reduce deferred tax assets when it has determined that an uncertainty exists regarding their realization, which would increase the provision for income taxes. The Company recorded a valuation allowance of $58.3 million (Note 16) during the year ended December 31, 2010.

Treasury Shares

The Company’s share repurchases are reflected as treasury shares utilizing the cost method of accounting and are presented as a reduction to consolidated shareholders’ equity. Reissuances of the Company’s treasury shares at an amount below cost are recorded as a charge to paid-in capital due to the Company’s cumulative distributions in excess of net loss.

Revenue Recognition

Minimum rents from tenants are recognized using the straight-line method over the lease term of the respective leases. Percentage and overage rents are recognized after a tenant’s reported sales have exceeded the applicable sales breakpoint set forth in the applicable lease. Revenues associated with expense reimbursements from tenants are recognized in the period that the related expenses are incurred based upon the tenant lease provision. Fee and other income includes management fees recorded in the period earned based on a percentage of collected rent at the properties under management. Fee income derived from the Company’s unconsolidated joint venture investments is recognized to the extent attributable to the unaffiliated ownership interest. Ancillary and other property-related income, primarily composed of leasing vacant space to temporary tenants and kiosk income, is recognized in the period earned. Lease termination fees are recognized upon the effective termination of a tenant’s lease when the Company has no further obligations under the lease.

Fee and other income from continuing operations was composed of the following (in thousands):

	For the Year Ended December 31,
	2011	2010	2009
Management, development, financing and other fee income	$47,539	$54,592	$58,734
Ancillary and other property income	28,704	20,343	20,015
Lease termination fees	5,897	7,482	3,983
Other miscellaneous	609	2,123	2,161

Total fee and other income	$82,749	$84,540	$84,893

General and Administrative Expenses

General and administrative expenses include internal leasing and legal salaries and related expenses associated with the re-leasing of existing space, which are charged to operations as incurred.

Stock Option and Other Equity-Based Plans

Compensation cost relating to stock-based payment transactions classified as equity is recognized in the financial statements based upon the grant date fair value. Forfeitures are estimated at the time of grant in order to estimate the amount of share-based awards that will ultimately vest. The forfeiture rate is based on historical rates for non-executive employees and actual expectations for executives.

For the years ended December 31, 2011, 2010 and 2009, stock-based compensation cost recognized by the Company was $6.8 million, $5.7 million and $17.4 million, respectively. This amount includes $1.6 million and $0.4 million as a result of accelerated vesting of awards due to employee severance charges in 2011 and 2010, respectively, and a $15.4 million charge as a result of a change in control, as defined in the equity award plan, in 2009. For the years ended December 31, 2011, 2010 and 2009, the Company capitalized $0.3 million, $0.2 million and $0.1 million of stock-based compensation, respectively, related to certain direct and incremental internal construction costs.

Income Taxes

The Company has made an election to qualify, and believes it is operating so as to qualify, as a REIT for federal income tax purposes. Accordingly, the Company generally will not be subject to federal income tax, provided that it makes distributions to its shareholders equal to at least the amount of its REIT taxable income as defined under Sections 856 through 860 of the Internal Revenue Code of 1986, as Amended (the “Code”) and continues to satisfy certain other requirements.

In connection with the REIT Modernization Act, which became effective January 1, 2001, the Company is permitted to participate in certain activities that it was previously precluded from in order to maintain its qualification as a REIT, so long as these activities are conducted in entities that elect to be treated as taxable subsidiaries under the Code. As such, the Company is subject to federal and state income taxes on the income from these activities.

Foreign Currency Translation

The financial statements of the Company’s international consolidated and unconsolidated joint venture investments are translated into U.S. dollars using the exchange rate at each balance sheet date for assets and liabilities, an average exchange rate for each period for revenues, expenses, gains and losses, and at the transaction date for impairments or sales, with the Company’s proportionate share of the resulting translation adjustments recorded as Accumulated Other Comprehensive Income (Loss). Gains or losses resulting from foreign currency transactions, translated to local currency, are included in income as incurred. Foreign currency gains or losses from changes in exchange rates were not material to the consolidated operating results.

Derivative and Hedging Activities

The Company records all derivatives on the balance sheet at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether the Company has elected to designate a derivative in a hedging relationship and apply hedge accounting, and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives may also be designated as hedges of the foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge. The Company may enter into derivative contracts that are intended to economically hedge certain of its risk, even if hedge accounting does not apply or the Company elects not to apply hedge accounting.

New Accounting Standards Implemented

Presentation of Other Comprehensive Income

In June 2011, the Financial Accounting Standard Board (“FASB”) issued guidance on the presentation of comprehensive income. This guidance eliminates the option to present the components of other comprehensive income as part of the consolidated statements of equity, which was the Company’s previous presentation, and requires presentation of reclassification adjustments from other comprehensive income to net income on the face of the financial statements. This presentation was adopted by the Company at December 31, 2011. In December 2011, the FASB deferred only those changes in the guidance that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. These provisions are effective in fiscal years beginning after December 15, 2011. When adopted, the guidance is not expected to materially impact the Company’s consolidated financial statements.

New Accounting Standards to be Implemented

Fair Value Measurements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value and requires additional disclosures about fair value measurements. Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the balance sheet but for which the fair value is required to be disclosed. ASU 2011-04 is effective for annual periods beginning after December 15, 2011, and is to be applied prospectively. The Company does not expect the adoption of this guidance will have a material impact, if any, on its financial statements.

Derecognition of in Substance Real Estate

In November 2011, the FASB ratified the Emerging Issues Task Force (“EITF”) consensus, ASU 2011-10, “Derecognition of in Substance Real Estate — a Scope Clarification.” This guidance clarifies that ASC 360-20, “Property Plant and Equipment — Real Estate Sales” (“ASC 360-20”) is the authoritative guidance when an investor loses control of real estate to a lender as a result of defaulting on a loan. Therefore, the investor is precluded from derecognizing the real estate until legal ownership has been transferred to the lender. The accounting for this fact pattern was addressed by the EITF due to diversity in practice. Under the Company’s historical accounting policies, it believed that it no longer had the contractual ability to direct the activities that most significantly affected the economic performance of entities in the control of a lender. Therefore, the Company’s historical accounting policy for evaluating these transactions is based upon ASC 810. This EITF will be effective prospectively for the Company for the fiscal years beginning on or after June 15, 2012 (i.e., fiscal year 2013 for the Company). The Company will apply this consensus on a prospective basis on the effective date.